Taxes (Details 2) - USD ($)	Sep. 30, 2023	Sep. 30, 2022
Taxes
Net operating loss carryforwards	$ 284,283	$ 168,126
Allowance for inventory	2,202	12,413
Allowance for doubtful accounts	4,474	836
Valuation allowance	(290,959)	(18,168)
Total	$ 0	$ 163,207